UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2010

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 East Franklin Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 649-6000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 8, 2010, Media General, Inc. (the “Company”) issued a press release announcing that it had priced its previously announced private offering of senior secured notes due 2017. The Company expects that the notes will have a face value of $300 million, an interest rate of 11  3/4 % per annum and will be issued at a price equal to 97.690% of their face value. The Company intends to use the net proceeds from the notes offering to repay borrowings outstanding under its existing revolving credit facility.

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated in this Item 8.01 by reference.

The Notes are being offered only to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws. Prospective purchasers that are qualified institutional buyers are hereby notified that the seller of the Notes may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. There can be no assurance that the Notes offering will close on the terms described herein or at all.

This filing does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities, nor shall there by any sale of the Notes in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Forward Looking Statements

Certain statements in this report are forward looking in nature or “forward looking statements” as defined in the Private Securities Litigation Reform Act of 1995. When used herein, the words “anticipate,” “expect,” “believe,” “intend,” “plan” and “estimate” and similar expressions as they relate to us or our management, are intended to identify forward-looking statements. Such statements are based on expectations, forecasts and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated. A number of those risks, trends and uncertainties are discussed in the company’s SEC reports, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this press release should be evaluated in light of these important risk factors. Any forward-looking statement speaks only as of the date of this press release and, except to the extent required by applicable securities laws, Media General expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any changes in events. If Media General does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or any other forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release, dated February 8, 2010, announcing the pricing of the senior secured notes offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC. (Registrant)
Date February 8, 2010

/S/ JOHN A. SCHAUSS
John A. Schauss Vice President – Finance and Chief Financial Officer